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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 27, 2006

                             CALLIDUS SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-50463               77-0438629
        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)       File Number)         Identification No.)

        160 W. Santa Clara Street, Suite 1500
                     San Jose, CA                                95113
       (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On February 27, 2006, the Board of Directors appointed Charles M. Boesenberg to the Board of Directors of Callidus Software Inc. ("Callidus") effective February 27, 2006 as a Class III Director. Mr. Boesenberg will stand for re-election as a Class III Director at the annual meeting of stockholders of Callidus to be held in 2006. Mr. Boesenberg will also serve on the Audit Committee. On February 27, 2006, Callidus issued a press release announcing Mr. Boesenberg's election, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. There are no arrangements or understandings between Mr. Boesenberg and any other persons pursuant to which Mr. Boesenberg was selected as a director. Mr. Boesenberg has not entered into any transaction with Callidus that is required to be disclosed under Item 404(a) of Regulation S-K. Mr. Boesenberg will be compensated for his service on the Board of Directors in accordance with Callidus' director compensation policy. As part of this policy, Mr. Boesenberg will be granted options to purchase common stock of Callidus, along with receiving a change of control agreement providing for accelerated vesting of 50% of his outstanding options in the event of a change of control of Callidus.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

         99.1 Press Release, dated February 27, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALLIDUS SOFTWARE INC.


Date: February 27, 2006                     By:    /s/ Brian E. Cabrera
                                                   -----------------------------
                                            Name:  Brian E. Cabrera
                                            Title: Vice President of Operations
                                                   and General Counsel

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                                  EXHIBIT INDEX

99.1     Press release of Registrant dated February 27, 2006.